PROSPECTUS
MFS[RegTM] RESEARCH SERIES(SM)              May 1, 1998
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MFS Variable Insurance Trust (the "Trust") is an open-end management investment company offering insurance company separate accounts a selection of investment vehicles for variable annuity and variable life insurance contracts (the "Contracts"). Currently the Trust offers shares of beneficial interest of 13 separate mutual fund series (individually or collectively hereinafter referred to as a "Series" or the "Series"), one of which is offered pursuant to this
Prospectus:

-- MFS Research Series (the "Research Series"), which seeks to provide long-term growth of capital and future income.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

                               ----------------

This Prospectus sets forth concisely the information about each Series that a prospective investor should know before applying for the Contracts offered by the separate accounts of certain insurance companies ("Participating Insurance Companies"). Investors are advised to read this Prospectus and the applicable Contract prospectus carefully and retain them for future reference. If you require more detailed information, a Statement of Additional Information dated May 1, 1998, as amended or supplemented from time to time ("SAI"), is available upon request without charge and may be obtained by calling or by writing to the Shareholder Servicing Agent (see back cover for address and phone number). The SAI, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Series. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

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SHARES OF THE TRUST ARE AVAILABLE AND ARE BEING MARKETED AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF CONTRACTS.

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THE RESEARCH SERIES IS INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL OR CAPITAL APPRECIATION. BECAUSE OF ITS INVESTMENT POLICIES PERMITTING INVESTMENT IN FOREIGN SECURITIES, INVESTMENTS IN THE SERIES MAY BE SUBJECT TO A GREATER DEGREE OF RISK THAN INVESTMENTS IN OTHER INVESTMENT COMPANIES WHICH INVEST ENTIRELY IN DOMESTIC SECURITIES.

   Investors should read this Prospectus and retain it for future reference.

                               TABLE OF CONTENTS

                                                                       Page
                                                                      -----
 1. Expense Summary ...............................................     3
 2. Condensed Financial Information ...............................     4
 3. Investment Concept of the Trust ...............................     5
 4. Investment Objectives and Policies ............................     5
        MFS Research Series .......................................     6
 5. Certain Securities and Investment Techniques ..................     6
 6. Additional Risk Factors .......................................     8
 7. Management of the Series ......................................    10
 8. Information Concerning Shares of the Series ...................    12
        Purchases and Redemptions .................................    12
        Net Asset Value ...........................................    13
        Distributions .............................................    13
        Tax Status ................................................    13
        Description of Shares, Voting Rights and Liabilities ......    13
        Performance Information ...................................    14
        Expenses ..................................................    14
        Shareholder Communications ................................    15
Appendix A--Description of Bond Ratings ...........................   A-1

1. EXPENSE SUMMARY

Annual Operating Expenses (as a percentage of average net assets):

                                                                       MFS
                                                                     Research
                                                                      Series
                                                                    ---------
    Management Fee ..............................................      0.75%
    Other Expenses (after expense limitation)(1) ................      0.13%
                                                                       ----
    Total Operating Expenses (after expense limitation) .........      0.88%

--------------------
(1) The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."


                              Example of Expenses

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Series, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated:


                                               Period
                            --------------------------------------------
Series                       1 Year     3 Years     5 Years     10 Years
-------------------------   --------   ---------   ---------   ---------
       Research .........      $9         $29         $51         $113

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Series will bear directly or indirectly. The Series' annual operating expenses do not reflect expenses imposed by separate accounts of Participating Insurance Companies through which an investment in the Series is made or their related Contracts. A separate account's expenses are disclosed in the prospectus through which the Contract relating to that separate account is offered for sale.

     The "Example" set forth above should not be considered a representation of past or future expenses of the Series; actual expenses may be greater or less than those shown.

2. CONDENSED FINANCIAL INFORMATION

     The following financial information has been audited since the commencement of investment operations of the Series and should be read in conjunction with the financial statements included in the Series' Annual Reports to Shareholders. These financial statements are incorporated by reference into the SAI in reliance upon the report of the Series' independent auditors given upon their authority as experts in accounting and auditing. The Series' current independent auditors are Deloitte & Touche LLP.

                                Research Series


                                                                 Year Ended            Year Ended           Period Ended
                                                             December 31, 1997     December 31, 1996     December 31, 1995*
                                                            -------------------   -------------------   -------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value--beginning of period ....................       $  13.13               $ 10.89                $10.00
                                                                --------               -------                ------
Income from investment operations#--
 Net investment income[sec] .............................       $   0.05               $  0.06                $ 0.05
 Net realized and unrealized gain on investments and
   foreign currency transactions ........................           2.62                  2.37                  1.01
                                                                --------               -------                ------
   Total from investment operations .....................       $   2.67               $  2.43                $ 1.06
                                                                --------               -------                ------
Less distributions declared to shareholders--
 From net investment income .............................       $     --               $ (0.02)               $(0.03)
 From net realized gain on investments and foreign
   currency transactions ................................             --                 (0.16)                (0.14)
 In excess of net realized gain on investments and
   foreign currency transactions ........................             --                 (0.01)                   --
                                                                --------               -------                ------
   Total distributions declared to shareholders .........       $     --               $ (0.19)               $(0.17)
                                                                --------               -------                ------
Net asset value--end of period ..........................       $  15.80               $ 13.13                $10.89
                                                                ========               =======                ======
Total return ............................................          20.26%                22.33%                10.62%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ...............................................           0.92%                 1.00%                 1.00%+
 Net investment income ..................................           0.34%                 0.47%                 1.15%+
Portfolio turnover ......................................             99%                   56%                   28%
Average commission rate### ..............................       $ 0.0544               $0.0295                    --
Net assets at end of period (000 omitted) ...............       $285,845               $35,710                $2,530

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    * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## The Series' expenses are calculated without reduction for fees paid indirectly.
  ### Average commission rate is calculated with fiscal years beginning on or after September 1, 1995.
[sec] The investment adviser voluntarily agreed to maintain, subject to reimbursement by the Series, the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss) ..........    $0.06           --       $(0.08)
     Ratios (to average net assets):
      Expenses## ...........................     0.88%        1.48%        3.90%+
      Net investment income (loss) .........     0.38%          --        (1.73)%+

3. INVESTMENT CONCEPT OF THE TRUST

     The Trust is an open-end, registered management investment company comprised of the following thirteen series: Emerging Growth Series, Value Series, Research Series, Growth With Income Series, Total Return Series, Utilities Series, High Income Series, World Governments Series, Emerging Markets Equity Series, Bond Series, Limited Maturity Series, Money Market Series and New Discovery Series. Each Series is a segregated, separately managed portfolio of securities. All of the Series, except the Utilities Series and the World Governments Series, are diversified. Additional series may be created from time to time. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 1, 1994.

     The Trust currently offers shares of each Series to insurance company separate accounts that fund Contracts. Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by a separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to one or more Series, and not all Series may be available in connection with a particular Contract. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations. The Trust assumes no responsibility for such prospectuses.

     Shares of the Series are offered to the separate accounts of Participating Insurance Companies that are affiliated or unaffiliated ("shared funding"). Shares of the Series may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Trust currently does not foresee any such conflict. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more separate accounts of the Participating Insurance Companies might be required to withdraw its investments in one or more Series. This might force a Series to sell securities at disadvantageous prices.

     Individual Contract holders are not the "shareholders" of the Trust. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their Contract holders.

     The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and the Series. Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "Adviser"), is the investment adviser to each Series. A majority of the Trustees of the Trust are not affiliated with the Adviser. The Adviser is responsible for the management of the assets of each Series and the officers of the Trust are responsible for the operations. The Adviser manages the Series' portfolios from day to day in accordance with the investment objectives and policies of each Series. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

4. INVESTMENT OBJECTIVES AND POLICIES

     Each Series has different investment objectives which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Series can be expected to affect the degree of market and financial risk to which each Series is subject and the return of each Series. The investment objectives and policies of each Series may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. Any investment involves risk and there is no assurance that the objectives of any Series will be achieved.

     In addition to the specific investment practices described below, each Series may also engage in certain investment techniques as described under the caption "Certain Securities and Investment Techniques" below and in the SAI under the caption "Certain Securities and Investment Techniques." The Series' investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

MFS Research Series -- The Research Series' investment objective is to provide long-term growth of capital and future income.

     The portfolio securities of the Research Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsibility.

     The Research Series' policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Series' non-convertible debt investments, if any, may consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P or by Fitch), and, with respect to no more than 10% of the Series' net assets, securities in the lower rated categories (rated Ba or lower by Moody's or BB or lower by S&P, by Fitch or by Duff & Phelps) or securities which the Adviser believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see Appendix A to this Prospectus.

     Consistent with its investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (including emerging market securities) which are not traded on a U.S. exchange.

5. CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

     Equity Securities: The Series may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

     Lending of Portfolio Securities: The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 10% of the value of the net assets of the Series making the loans.

     Emerging Market Securities: Consistent with its respective objectives, the Series may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser or Sub-Adviser, as applicable, to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser or Sub-Adviser, as applicable, determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

     Repurchase Agreements: The Series may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Series acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Series has adopted certain procedures intended to minimize risk.

     Restricted Securities: The Series may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Series' limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight of the liquidity determinations, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Series to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Series' portfolio.

     Foreign Growth Securities: The Series may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Risk Factors" below. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand and most Western European countries, including Great Britain.

     Depositary Receipts: The Series may invest in American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser generally does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers. Generally, ADRs are in registered form and are designed for use in U.S. securities markets.

     Forward Contracts: The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Series may enter into Forward Contracts for hedging purposes and for non-hedging purposes (i.e., speculative purposes). By entering into transactions in Forward Contracts for hedging purposes, the Series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Series may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser or Sub-Adviser, as applicable, believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser or Sub-Adviser, as applicable, anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. The Series may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser or Sub-Adviser, as applicable, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Series has established procedures which require use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

6. ADDITIONAL RISK FACTORS

     Options, Futures Contracts and Forward Contracts: Although certain Series will enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Series' hedging strategy unsuccessful and could result in losses. Certain Series also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for a Series which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Series may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

     Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indexes underlying options, Futures Contracts and Options on Futures Contracts traded by the Series will include both domestic and foreign securities.

     Lower Rated Bonds: The Research Series may invest in fixed income securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

     The Series may also invest in securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds") to the extent described above. See Appendix A to this Prospectus for a description of these ratings. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Series' lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Series may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Series' yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Series but will be reflected in the net asset value of shares of the Series. See the SAI for more information on lower rated securities.

     Foreign Securities: The Series may invest in dollar-denominated and non-dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Series may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Series may also hold foreign currency in anticipation of purchasing foreign securities. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

     Emerging Market Securities: The Series may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Series is uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Series due to subsequent declines in value of the portfolio securities, a decrease in the level of liquidity in the Series' portfolio, or if the Series has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Series bears the risk that the securities will not be delivered and that the Series' payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements.

     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The

Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments.

     Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Series.

Short-Term Investments for Temporary Defensive Purposes -- During periods of unusual market conditions when the Adviser or Sub-Adviser, as applicable, believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Series may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Portfolio Trading

     The Series intends to manage its portfolio by buying and selling securities, as well as holding securities to maturity, to help attain its investment objectives and policies.

     The Series will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objectives. In trading portfolio securities, the Series seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Series in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI.

     The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of Contracts for which the Trust is an investment option, together with sales of shares of other investment company clients of MFS Fund Distributors, Inc., the distributor of shares of the Trust and of the MFS Family of Funds, as a factor in the selection of broker-dealers to execute the Series' portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Series' operating expenses (e.g., fees charged by the custodian of the Series' assets). For a further discussion of portfolio trading, see the SAI.

                             --------------------

     The SAI includes a discussion of other investment policies and listing of specific investment restrictions which govern the investment policies of the Series. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). Except with respect to the Series' policy on borrowing and investing in illiquid securities, the Series' investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7. MANAGEMENT OF THE SERIES

     The Trust's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Series' day-to-day management.

Investment Adviser -- MFS manages the Series pursuant to an Amended and Restated Investment Advisory Agreement with the Trust on behalf of the Series dated April 14, 1994, as amended and restated on April 30, 1998 (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Series. For its services and facilities, MFS receives a management fee, computed and paid monthly, in an amount equal to the following annual rates of the average daily net assets of the Series:

                           Percentage of the average
                               daily net assets
Series                           of the Series
------------------------- --------------------------
Research Series .........             0.75%

     For the fiscal year ended December 31, 1997, MFS received the following management fees from the Series under the Advisory Agreement and assumed the following amounts of the Series' expenses (see "Expenses" below):


                             Management Fee     Expenses Assumed
Series                         Paid to MFS           by MFS
-------------------------   ----------------   -----------------
Research Series .........      1,343,324               0

     The identity and background of the portfolio managers for the Series is set forth below. Unless indicated otherwise, each portfolio manager has acted in that capacity since the commencement of investment operations of the Series.

Series                                               Portfolio Managers
-----------------   ------------------------------------------------------------------------------------
Research Series     The Series is currently managed by a committee comprised of various equity research analysts employed by the Adviser.

     MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS[RegTM] Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life Assurance Company of Canada ("Sun Life"), in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $72.0 billion on behalf of approximately 2.8 million investor accounts as of January 30, 1998. As of such date, the MFS organization managed approximately $47.2 billion of assets invested in equity securities and approximately $20.8 billion of assets invested in fixed income securities. Approximately $4.2 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollor-denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc. which in turn is an indirect wholly owned subsidiary of Sun Life. The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John W. Ballen, John D. McNeil and Donald A Stewart. Mr. Shames is the Chairman and President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Mr. Ballen is an Executive Vice President and Chief Equity Officer. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

     W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., Ellen Moynihan, Mark E. Bradley and James O. Yost, all of whom are officers of MFS, are officers of the Trust.

     From time to time, the Adviser may purchase, redeem and exchange shares of any Series. The purchase by the Adviser of shares of a Series may have the effect of lowering that Series' expense ratio, while the redemption by the Adviser of shares of a Series may have the effect of increasing that Series' expense ratio.

Distributor -- MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, is the distributor of shares of each Series and also serves as distributor for each of the other mutual funds managed by MFS.

Administrator -- MFS provides each Series with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Series pays MFS an administrative fee of up to 0.015% per annum of the Series' average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

Shareholder Servicing Agent -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for each Series.

8. INFORMATION CONCERNING SHARES OF THE SERIES

Purchases and Redemptions

     The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Series based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to Contracts. Orders received by the Trust are effected on days on which the Exchange is open for trading. For orders received by the Trust before the close of regular trading on the Exchange (normally 4 p.m. eastern time), such purchases and redemptions of the shares of the Series are effected at the respective net asset values per share determined as of the close of regular trading on the Exchange on that same day. Participating Insurance Companies shall be the designee of the Trust for receipt of purchase and redemption orders from Contract holders and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order generally by 9:30 a.m. eastern time on the next following day on which the Exchange is open for trading. Payment for shares shall be by federal funds transmitted by wire and must be received by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the purchase order is received. Redemption proceeds shall be by federal funds transmitted by wire and shall be sent by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the redemption order is received. No fee is charged the shareholders when they redeem Series shares.

     At the sole discretion of the Trust, the Series may pay redemptions either totally or partially by a distribution in-kind of securities (instead of cash) from the Series' portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. Securities distributed by the Series will be selected by the Adviser in light of the Series' objective and may not generally represent a pro rata distribution of each security held in the Series' portfolio. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

     Purchases and exchanges should be made for investment purposes only. The Trust and MFD each reserves the right to reject or restrict any specific purchase or exchange request. The Trust is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Trust defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if the individual or organization makes six or more exchange requests out of the Series per calendar year. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

     As noted above, the Trust and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by market timers. In the event that any individual or entity is determined either by the Trust or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Trust and/or MFD may reject all exchange requests into the Series during the remainder of that year.

     The Trust may suspend the right of redemption of shares of the Series and may postpone payment for any period: (i) during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable;
(iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws, rules and regulations, suspend payment on the redemption of its shares.

     Should any conflict between Contract holders arise which would require that a substantial amount of net assets be withdrawn from the Series, orderly portfolio management could be disrupted to the potential detriment of such Contract.

Net Asset Value

     The net asset value per share of the Series is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the Series' liabilities from the value of the Series' assets and dividing the difference by the number of shares of the Series outstanding. Values of assets in the Series' portfolio are determined on the basis of their market or other fair value, as described in the SAI. All investments, assets and liabilities are expressed in U.S. dollars based upon current currency exchange rates.

Distributions

     The Series' net investment income for any calendar year is declared and paid to its shareholders as dividends on an annual basis. In addition, the Series will make one or more distributions during the calendar year to its shareholders from any net realized long-term and short-term capital gains.

     Shareholders of the Series may elect to receive dividends and capital gain distributions in either cash or additional shares.

Tax Status

     Each Series of the Trust is treated as a separate entity for federal income tax purposes. In order to minimize the taxes the Series would otherwise be required to pay, the Series intends to qualify each year as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Series intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Series will be required to pay any federal income or excise taxes.

     Shares of the Series are offered only to the Participating Insurance Companies' separate accounts that fund Contracts. See the applicable Contract prospectus for a discussion of the federal income tax treatment of (1) the separate accounts that purchase and hold Series shares and (2) the holders of the Contracts that are funded through those accounts. In addition to the diversification requirements of Subchapter M of the Code, the Series also intends to continue to diversify its assets as required by Code Section 817(h)(1) and the regulations thereunder. See also "Tax Status" in the SAI.

Description of Shares, Voting Rights and Liabilities

     The Series currently has one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series.

Shareholders are entitled to one vote for each share held, and shares of the Series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions with respect to the Series, but shares of the Series vote together in the election of Trustees and selection of accountants. Additionally, the Series will vote separately on any other matter that affects solely the Series, but will otherwise vote together with all other Series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the SAI.

     Each share of a Series represents an equal proportionate interest in the Series with each share, subject to the liabilities of the particular Series. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. Should the Series be liquidated, shareholders are entitled to share pro rata in the net assets available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and omission insurance) and the Trust itself was unable to meet its obligations.

     As of February 27, 1998, Merrill Lynch Life Insurance Company, Jacksonville, FL, owns of record 42.18% of the Research Series' shares, and, therefore, is a controlling entity of the Series.

Performance Information

     The Series' performance may be quoted in advertising in terms of yield and total return. Performance is based on historical results and is not intended to indicate future performance. Performance quoted for the Series includes the effect of deducting that Series' expenses, but may not include charges and expenses attributable to any particular insurance product. Excluding these charges from quotations of the Series' performance has the effect of increasing the performance quoted. Performance for the Series will vary based on, among other things, changes in market conditions, the level of interest rates and the level of the Series' expenses. For further information about the Series' performance for the fiscal year ended December 31, 1997, please see the Series' Annual Reports. A copy of these Annual Reports may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

     From time to time, quotations of the Series' total return and yield may be included in advertisements, sales literature or reports to shareholders or prospective investors. The total return of the Series refers to return assuming an investment has been held in the Series for one year and for the life of the Series (the ending date of which will be stated). The total return quotations may be expressed in terms of average annual or cumulative rates of return for all periods quoted. Average annual total return refers to the average annual compound rate of return of an investment in the Series. Cumulative total return represents the cumulative change in value of an investment in the Series. Both will assume that all dividends and capital gains distributions were reinvested. The yield of the Series refers to net investment income generated by the Series over a specified 30-day (or one month) period. This income is then "annualized." That is, the amount of income generated by the Series during that 30-day (or one month) period is assumed to be generated over a 12-month period and is shown as a percentage of net asset value.

Expenses

     The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Series (other than those assumed by MFS) including but not limited to: advisory and administrative services; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Series; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Series; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Series; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Series and the preparation, printing and mailing of prospectuses are borne by the Series except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific Series are allocated between the Series in a manner believed by management of the Trust to be fair and equitable.

     The expense reimbursement arrangement has terminated for the Research
Series.

Shareholder Communications

     Owners of Contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies semi-annual financial statements and audited year-end financial statements certified by the Trust's independent certified public accountants. Each report will show the investments owned by the Trust and the valuations thereof as determined by the Trustees and will provide other information about the Trust and its operations.

     Participating Insurance Companies with inquiries regarding the Trust may call the Trust's Shareholder Servicing Agent. (See back cover for address and phone number.)

                             --------------------

     The SAI for the Trust, dated May 1, 1998, as amended or supplemented from time to time, contains more detailed information about the Series, including information related to: (i) the investment policies and restrictions of each Series; (ii) the Trustees, officers and investment adviser of the Trust; (iii) portfolio transactions; (iv) the shares of each Series, including rights and liabilities of shareholders; (v) the method used to calculate yield and total rate of return quotations of the Series; (vi) the determination of net asset value of shares of the Series; and (vii) certain voting rights of shareholders of the Series.

                                                                     APPENDIX A

                          Description of Bond Ratings

     The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                        Moody's Investors Service, Inc.

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1. an application for rating was not received or accepted;

     2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

     3. there is a lack of essential data pertaining to the issue or issuer; or

     4. the issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                      Standard & Poor's Ratings Services

     AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

     AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

     A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

     BBB: An obligation rated 'BBB' exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated 'BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated 'B' is MORE VULNERABLE to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated 'CCC' is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated 'CC' is CURRENTLY HIGHLY VULNERABLE to nonpayment.

     C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

A-1 and P-1 Commercial Paper Ratings

     Description of S&P, Fitch and Moody's highest commercial paper ratings:

     The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

                                  Fitch IBCA

     AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

     BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     DDD, DD, and D: Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

                        Duff & Phelps Credit Rating Co.

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-: Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B-: Below investment grade and possession risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

     DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

     DP: Preferred stock with dividend arrearages.

                       Duff & Phelps Short-Term Ratings

     D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     D-5: Issuer failed to meet scheduled principal and/or interest payments.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 343-2829, ext. 3500

Mailing Address:
P.O. Box 1400, Boston, MA 02104-9985

Independent Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110






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                      MFS[RegTM] VARIABLE INSURANCE TRUST

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                                   MFS[RegTM]
                                    RESEARCH
                                     SERIES



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                                   PROSPECTUS
                                  May 1, 1998



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